SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Crescent Private Credit Income Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

CRESCENT PRIVATE CREDIT INCOME CORP.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, California 90025
(310) 235-5900
April 1, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Crescent Private Credit Income Corp., a Maryland corporation (the “Corporation”), to be held on Friday, May 15, 2026, at 10:15 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. However, stockholders will have the same rights at the virtual meeting as they would at an in-person meeting.
We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:15 a.m. Pacific Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. Technical support will be available starting at 10:00 a.m. Pacific Time on May 15, 2026. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of two Class II Directors of the Corporation who will each serve until the 2029 annual meeting of stockholders and until their respective successor is duly elected and qualifies, (2) the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (3) the transaction of such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information relating to the election of the Class II Director nominees and the ratification of the selection of the Corporation’s independent registered public accounting firm.
It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, I urge you to please complete, date, sign, and mail the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/CPCI2026.
On behalf of management and the Board of Directors, we thank you for your continued support of the Corporation.

Sincerely,
/s/ Eric Hall
Eric Hall
Chief Executive Officer

CRESCENT PRIVATE CREDIT INCOME CORP.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, California 90025
(310) 235-5900
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2026
Notice is hereby given to holders of shares of common stock (“Stockholders”) of Crescent Private Credit Income Corp., a Maryland corporation (the “Corporation”), that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, May 15, 2026, at 10:15 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. However, Stockholders will have the same rights at the virtual meeting as they would at an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CPCI2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “How to attend and vote at the Annual Meeting.”
We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:15 a.m. Pacific Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. Technical support will be available starting at 10:00 a.m. Pacific Time on May 15, 2026. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
The Annual Meeting is being held for the following purposes:
1.
to consider and vote upon the election of two Class II Directors of the Corporation who will each serve until the 2029 annual meeting of stockholders and until their respective successor is duly elected and qualifies;

2.
to consider and vote upon the ratification of the selection of Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	to consider and vote upon the transaction of such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE (1) FOR THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES; AND (2) FOR THE RATIFICATION OF E&Y AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION FOR THE PERIOD NOTED IN THE PROXY STATEMENT.
The close of business on March 18, 2026 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

By Order of the Board of Directors,
/s/ George P. Hawley
George P. Hawley
Secretary
April 1, 2026
Los Angeles, California

The Proxy Statement, a form of proxy card and the Corporation’s 2025 annual report to the stockholders (the “Annual Report”), which consists of the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2025, are available online at https://www.crescentprivatecredit.com/investor-resources/sec-filings/.

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. We encourage you to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the U.S. You may revoke your proxy at any time before it is exercised.
You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/CPCI2026.

CRESCENT PRIVATE CREDIT INCOME CORP.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, California 90025
(310) 235-5900
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 15, 2026
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”) of Crescent Private Credit Income Corp., a Maryland corporation (the “Corporation”), for use at the Corporation’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, May 15, 2026, at 10:15 a.m. Pacific Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 1, 2026 (the “Notice”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CPCI2026 and entering your 16-digit control number included in your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The Corporation is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Crescent Cap NT Advisors, LLC, a Delaware limited liability company (the “Advisor”), serves as the investment adviser to the Corporation. CCAP Administration LLC, a Delaware limited liability company (the “Administrator”), serves as the administrator to the Corporation. The principal executive offices of each of the Corporation, the Advisor, and the Administrator are located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
This Proxy Statement and the accompanying Notice and form of proxy are being provided to stockholders on or about April 1, 2026. The Board has fixed the close of business on March 18, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. The Corporation has authorized three classes of common stock, par value $0.01 per share, Class S Common Stock (“Class S shares”), Class D Common Stock (“Class D shares”) and Class I Common Stock (“Class I shares” and together, with Class S shares and Class D shares, “Common Shares”). As of the Record Date, 19,157,696 Class I shares, 7,013 Class S shares and 929 Class D shares were issued and outstanding. Stockholders of the Corporation are entitled to cast one vote for each share held and fractional votes for each fractional share held.
If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how the shares should be voted will be voted “FOR” the election of each of Susan Yun Lee and Christopher G. Wright (the “Class II Director Nominees”) (“Proposal 1”); “FOR” the ratification of the selection of Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2026 (“Proposal 2”); and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.
The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Class II Director Nominees, and the ratification of the selection of E&Y as the Corporation’s independent registered public accounting firm. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Corporation before or at the Annual Meeting, or (iii) returning a properly executed, later-dated proxy.
In addition to soliciting proxies by mail, officers of the Corporation, or officers or employees of the Advisor, may solicit proxies by Internet, by telephone, or in person. Copies of the Notice, this Proxy Statement, the form of proxy, and the Corporation’s annual report are available at https://www.crescentprivatecredit.com/investor-resources/sec-filings. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures are estimated to be $29,000.00, which will be paid by the Corporation.

Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence of the holders of at least a majority of the Common Shares issued and outstanding and entitled to vote shall constitute a quorum for the Annual Meeting. Abstentions will be treated as present for quorum purposes. If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast and thus have no effect on the result of the vote on the proposals.
If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned in accordance with the Corporation’s bylaws (the “Bylaws”). In order to achieve the requisite quorum for a meeting that has been adjourned, additional solicitations will be sought pursuant to the terms of the Bylaws.
Vote Required
Election of Directors. The Directors shall be elected by a plurality of the votes cast by stockholders at a meeting at which a quorum is present.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast by stockholders at a meeting at which a quorum is present is required to ratify the appointment of E&Y to serve as the Corporation’s independent registered public accounting firm. Because brokers will have discretionary authority to vote for the ratification of the selection of the Corporation’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.
Additional Solicitation. If there are not enough votes to approve or ratify any proposals at the Annual Meeting or if there are not sufficient votes for a quorum, the chairperson of the meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.
Also, a stockholder vote may be taken on one or more of the other proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such other proposal(s).
How to attend and vote at the Annual Meeting.
The Corporation will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/CPCI2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CPCI2026.
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/CPCI2026 on the day of the Annual Meeting.
•	Webcast starts at 10:15 a.m. Pacific Time.
•	You will need your 16-digit control number to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The Corporation will have technicians ready to assist with any technical difficulties stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:15 a.m. Pacific Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. Technical support will be available starting at 10:00 a.m. Pacific Time on May 15, 2026. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain ownership information with respect to the Corporation’s Common Shares, as of the Record Date, for those individuals who directly or indirectly own, control, or hold, with the power to vote, 5% or more of the Corporation’s outstanding Common Shares and all officers and Directors, individually and as a group. Certain share ownership information for those persons whom, directly or indirectly owned, controlled or held, with the power to vote, five percent or more of the Corporation’s Common Shares is based on public filings and/or information provided by such person.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. With respect to persons known to the Corporation to beneficially own 5% or more of the outstanding Common Shares, such knowledge is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons. Except as otherwise noted below, and based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons, each person named in the following table has sole voting and investment power with respect to all of the Corporation’s Common Shares that he or she beneficially owns.

Unless stated otherwise, the address for each individual or entity listed in the table is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Directors
Jason A. Breaux	None	—
Christopher G. Wright	None	—
Independent Directors
Kathleen S. Briscoe	None	—
Susan Yun Lee	None	—
Martha Solis-Turner	None	—
Executive Officers Who Are Not Directors
Eric Hall	None	—
Raymond Barrios	None	—
Kirill Bouek	None	—
Erik Barrios	None	—
George P. Hawley	None	—
Other
All Officers and Directors as a Group (10 persons)	None	—
5% Holders
Crescent Capital Group LP	1,000
Bank of Nova Scotia(1)	1,074,718	5.6%
Sun Life Financial(2)	5,874,723	30.7%
BlueArc Reporting Persons(3)	3,228,924	16.8%

(1)
Information obtained from a Schedule 13G jointly filed by 1832 Asset Management L.P. (“1832”) and MD Financial Management Inc. (“MD Financial”) on February 11, 2026 reporting share ownership as of December 31, 2025. As of December 31, 2025, (i) 1832 had sole voting power over 532,513 Common Shares and sole dispositive power over 667,310 Common Shares and (ii) MD Financial had sole voting power over 325,111 Common Shares and sole dispositive power over 407,407 Common Shares. The aggregate 1,074,718 Common Shares reported on such joint Schedule 13G filing, which constituted 5.6% of the Common Shares outstanding as of the Record Date, are held by or on behalf of clients of 1832 and MD Financial, asset managers and subsidiaries of Bank of Nova Scotia. The address of 1832 is Scotiabank North, 40 Temperance Street, 16th Floor, Toronto, Ontario, M5H 0B4, Canada. The address of MD Financial is 1870 Alta Vista Drive, Ottawa, Ontario, K1G 6R7, Canada.

(2)
Information obtained from a Schedule 13G/A filed on August 12, 2025 by SLC Asset Management ULC (“SLC AM ULC”), BK Canada Holdings Inc. (“BK Canada”), Sun Life Assurance Company of Canada (“Sun Life Assurance”) and Sun Life Financial Inc., the parent holding company of each of SLC AM ULC, BK Canada and Sun Life Assurance (“Sun Life” and together with SLC AM ULC, BK Canada and Sun Life Assurance, the “Sun Life Entities”), 2025 reporting share ownership as of June 2, 2025. As of June 2, 2025, SLC AM ULC, a wholly-owned subsidiary of BK Canada, directly held 4,674,723 Common Shares and Sun Life Assurance directly held 1,200,000 Common Shares, and all of the foregoing shared voting and dispositive power of such Common Shares with Sun Life, the parent holding company of each of BK Canada and Sun Life Assurance. The address for each of the Sun Life Entities is One York Street, Toronto, Ontario, Canada, M5J 0B6.

(3)
Information obtained from a Schedule 13G/A filed on December 3, 2025 by (i) Crescent Private Credit (QP), a series of BlueArc Core Alternatives, LLC (“QP”), (ii) Crescent Private Credit (QP) (TE Onshore), a series of BlueArc Core Alternatives, LLC (“TE Onshore” and together with QP, the “BlueArc Funds”), (iii) BlueArc Core Alternatives Management, LLC, the managing member of BlueArc Core Alternatives, LLC (“BlueArc Core Alternatives Management”), (iv) BlueArc Capital Management, LLC, the sole member of BlueArc Core Alternatives Management, LLC and the Funds’ investment adviser (“BlueArc Capital Management”), and (v) Ronald Zazworsky, Jr., the managing director of the BlueArc Funds and the Chief Executive Officer of BlueArc Core Alternatives Management and BlueArc Capital Management (“Zazworsky” and together with the BlueArc Funds, BlueArc Core Alternatives Management and BlueArc Capital Management, the “BlueArc Reporting Persons”) reporting share ownership as of December 1, 2025. As of December 1, 2025, (i) QP held 2,218,894 Common Shares over which BlueArc Core Alternatives Management, BlueArc Capital Management and Zazworsky held shared voting and dispositive power and (ii) TE Onshore held 1,010,030 Common Shares over which BlueArc Core Alternatives Management, BlueArc Capital Management and Zazworsky held shared voting and dispositive power. The business address of each of the BlueArc Reporting Persons is One Buckhead Plaza, 3060 Peachtree Road, Suite 1120, Atlanta, GA 30305.

PROPOSAL 1
ELECTION OF CLASS II DIRECTORS
The Board is currently composed of five Directors, who are divided into three classes with staggered terms of three years, with the term of office of one of the three classes expiring at each annual meeting of stockholders. At the Annual Meeting, the holders of the Corporation’s Common Shares are being asked to re-elect Susan Yun Lee and Christopher G. Wright, as Class II Directors of the Corporation, to serve until the 2029 annual meeting of stockholders and until their respective successor is duly elected and qualifies. Ms. Lee and Mr. Wright each currently serve as a Class II Director of the Corporation. Each has consented to being named in this Proxy Statement and agreed to continue to serve as a Class II Director if re-elected. If either Ms. Lee or Mr. Wright is unavailable for re-election, at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Corporation’s Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”) may select. It is not anticipated that Ms. Lee and Mr. Wright will be unable or unwilling to serve.
Information about the Class II Director Nominees and Other Directors of the Corporation
The following tables provide information concerning the Class II Director Nominees, and the other individuals serving as Directors of the Corporation, as of the date of this Proxy Statement. The Class II Director Nominees are listed in the first table under “Class II Director Nominees.”
The Board believes that each of the Directors, including the Class II Director Nominees, has the experience, qualifications, attributes and skills appropriate to serve as a Director of the Corporation, in light of the Corporation’s business and structure. Certain of these business and/or professional experiences are set forth in detail below.
The address for each listed individual is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025. The Corporation is not part of a “Family of Investment Companies,” as that term is defined in the 1940 Act, and which includes any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Corporation is part of a “Fund Complex,” which includes investment companies registered under the 1940 Act and BDCs that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or affiliated investment advisers. As of the date of this Proxy Statement, the Fund Complex consists of the Corporation, Crescent Capital BDC, Inc. (“CCAP”) and CCS IX Holdings LLC (“CCS IX BDC”).
Class II Director Nominees

Name and Age	Position(s) held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolio Companies in Fund Complex Overseen by Directors(1)	Other Directorships Held During the Past Five Years
Susan Yun Lee (Born 1980) Independent Director	Director and Chair of the Audit Committee	Class II Director since 2023; Term expires at the Annual Meeting; standing for re-election	Chief Investment Officer of Clif Family Foundation (endowed foundation), Owner of Rocketbox, LLC (private investment firm), Partner of White Road Capital Management (family office), Chief Investment Officer of Sentinel Management, LLC (single family office), Member of the Investment Committee of The Library Foundation	3	CCAP, CCS IX BDC, American Battery Technology Company.

Christopher G. Wright(2) (Born 1972)	Director	Class II Director since 2023; Term expires at the Annual Meeting; standing for re-election	President of Crescent, Managing Director and Head of Private Markets of Crescent’s Management Committee (alternative asset manager)	1	None.

(1)	As of the date of this Proxy Statement, the Fund Complex consists of the Corporation, CCAP and CCS IX BDC.
(2)	Mr. Wright is deemed to be an “interested person” of the Corporation under the 1940 Act because of his affiliation with the Advisor.

Class I Directors (not up for re-election at the Annual Meeting)

Name and Age	Position(s) held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolio Companies in Fund Complex Overseen by Directors(1)	Other Directorships Held During the Past Five Years
Kathleen S. Briscoe (Born 1960) Independent Director	Director and Chair of the Nominating and Corporate Governance Committee	Class I Director since 2023; Term expires 2028	Partner and Chief Capital Officer of Dermody Properties (real estate firm)	3	CCAP, CCS IX BDC, Crescent Acquisition Corp, Griffin Capital Essential Asset REIT, Inc., and Resmark Properties

Jason A. Breaux(2) (Born 1973)	Director and Chair of the Board	Class I Director since 2023; Term expires 2028; Chair of the Board since 2023	Chief Executive Officer of CCAP (publicly traded BDC) and served as President of CCAP from June 2021 until February 2024, Chairman of Crescent Cap Advisors, LLC’s investment committee and Managing Director and Head of Private Credit of Crescent Capital Group LP (“Crescent”)	1	None.

(1)	As of the date of this Proxy Statement, the Fund Complex consists of the Corporation, CCAP and CCS IX BDC.
(2)	Mr. Breaux is deemed to be an “interested person” of the Corporation under the 1940 Act because of his affiliation with the Advisor.
Class III Directors (not up for re-election at the Annual Meeting)

Name and Age	Position(s) held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolio Companies in Fund Complex Overseen by Directors(1)	Other Directorships Held During the Past Five Years
Martha Solis-Turner (Born 1963) Independent Director	Director	Class III Director since 2023; Term expires 2027	Class Officer Dartmouth, Class of 1982 (alumni association), Community Leadership Board Member, Mile High Early Learning Centers (early childhood education center)	2	CCS IX BDC.

(1)	As of the date of this Proxy Statement, the Fund Complex consists of the Corporation, CCAP and CCS IX BDC.

Biographical Information
The following is information concerning the business experience of the Board. The Directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Independent Directors
Kathleen S. Briscoe is a Director of the Corporation and currently serves as the Chair of the Nominating and Corporate Governance Committee. She is also a director on the board of CCAP and CCS IX BDC. Ms. Briscoe is a Partner and the Chief Capital Officer of Dermody Properties. She is also an independent director at Resmark Properties and serves as a director on the board of Board of Regents—Friends of Dartmouth Rowing. She is on the board of NAREIM (National Association of Real Estate Investment Managers) and AFIRE (Association of Foreign Investors in Real Estate), and a member of the Real Estate Roundtable. She received an M.B.A. from Harvard University and a B.A. in Policy Studies and Sociology from Dartmouth College.
The Corporation believes that Ms. Briscoe’s diversity of experiences, in particular her experience with real estate and investment management, as well as her experience serving as a director on other Crescent-affiliated boards, makes her well qualified to serve on the Board.
Susan Yun Lee is a Director and currently serves as the Chair of the Audit Committee. Ms. Lee is also a director on the boards of CCAP and CCS IX BDC, serves on the board of directors of American Battery Technology Company, serves as Chief Investment Officer of Clif Family Foundation, is an Owner of Rocketbox, LLC and is a Partner at White Road Capital Management. Previously, Ms. Lee served as the Chief Investment Officer of Sentinel Management, LLC, a Member of the Investment Committee of The Library Foundation and as the Managing Director of Investments at Family Office Investment Services. She received an M.B.A. from Harvard University and a B.A. in Economics from Stanford University.
The Corporation believes Ms. Lee’s extensive experience as an investment officer and expertise as an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as her experience serving as a director on other Crescent-affiliated boards, make her well qualified for re-election to the Board.
Martha Solis-Turner is a Director of the Corporation. Ms. Solis-Turner is a Class Officer of Dartmouth, Class of 1982. She also serves as a director on the board of CCS IX BDC and as a Community Leadership Board Member of Mile High Early Learning Centers. Previously, Ms. Solis-Turner was a board member, Audit and Compliance Committee member and Nominating and Corporate Governance Committee member of Dreyfus Founders Funds and the Director of Wholesale Markets Wireless Sales at US West/Qwest. She received an M.B.A. from Harvard University and a B.A. in Government with an emphasis on International Economics from Dartmouth College.
The Corporation believes Ms. Solis-Turner is well qualified to serve on the Board due to her extensive experience in marketing, sales and compliance and experience serving as a board member for various companies, as well as her experience serving as a director on other Crescent-affiliated boards.
Interested Directors
Jason A. Breaux is a Director of the Corporation and currently serves as the Chair of the Board of the Corporation. Mr. Breaux serves as the Chief Executive Officer of CCAP and served as President of CCAP from June 2021 until February 2024. Mr. Breaux also serves as the Chairman of Crescent Cap Advisors, LLC’s investment committee. In addition, Mr. Breaux is Managing Director of Crescent, Head of Private Credit and is a member of Crescent’s Management Committee. Prior to joining Crescent in 2000, he worked at Robertson Stephens where he served in the mergers and acquisitions group. Prior to that, he worked in the Corporate Finance Division of Salomon Brothers specializing in capital raising assignments. Mr. Breaux received an M.B.A. from the Darden School of Business at the University of Virginia and a B.A. from Georgetown University.
The Corporation believes Mr. Breaux is well qualified to serve on the Board due to his extensive private credit and corporate finance experience, as well as his experience within Crescent in investments and private credit.
Christopher G. Wright is a Director of the Corporation. Mr. Wright is the President of Crescent, and a member of Crescent Capital’s Executive Committee. Prior to joining Crescent in 2001, he completed the Financial Management Program with the General Electric Company and upon completion, worked in various finance roles within GE Industrial

Systems. Mr. Wright is a current and former member or observer of the boards of numerous private companies and other non-profit organizations. Mr. Wright received an M.B.A. from Harvard University and a B.A. from Michigan State University.
The Corporation believes Mr. Wright is well qualified for re-election to the Board due to his extensive finance experience, as well as his experience within Crescent with private markets.
Dollar Range of Equity Securities Beneficially Owned by Directors
Set forth in the table below is the dollar range of shares beneficially owned by each Director of the Corporation. The Corporation is not part of a “Family of Investment Companies”, as that term is defined in the 1940 Act and which includes any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range of Shares of the Corporation(1)(2)
Independent Directors
Kathleen S. Briscoe	None
Martha Solis-Turner	None
Susan Yun Lee	None

Interested Directors
Jason A. Breaux	None
Christopher G. Wright	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities expected to be beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.
Information about the Executive Officers
The officers of the Corporation are elected annually by the Board either at its annual meeting or at any subsequent regular or special meeting of the Board. The Board has selected the following officers to hold office at the discretion of the Board, provided that the Corporation’s Chief Compliance Officer may only be removed from his office in accordance with Rule 38a-1 under the 1940 Act. Each officer serves until their successor has been duly elected and qualifies, or until their earlier death, resignation or removal. The following table sets forth information concerning each officer of the Corporation as of the date of this Proxy Statement. The address for each listed individual is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Name and Age	Position(s) held with the Corporation and Length of Time Served	Principal Occupation(s) During Past Five Years
Eric Hall (Born 1982)	Chief Executive Officer since 2023
Chief Executive Officer of the Corporation and Managing Director of Crescent within private credit. Prior to joining Crescent, Mr. Hall was a Financial Analyst in Lehman Brothers’ Investment Banking Division (investment banking company).

Raymond Barrios (Born 1978)	President since 2023
President of the Corporation and Managing Director of CCAP and Crescent, focusing on private credit. Mr. Barrios is currently a senior investment professional for Crescent Cap Advisors and was previously a member of the Mezzanine Product Group. He is also the Co-Chief Executive Officer of CCS IX BDC.

Name and Age	Position(s) held with the Corporation and Length of Time Served	Principal Occupation(s) During Past Five Years
Kirill Bouek (Born 1984)	Chief Financial Officer since 2023
Chief Financial Officer of the Corporation and Controller of CCAP. Prior to joining Crescent, Mr. Bouek worked at THL Credit (alternative credit investment manager), where he was the Controller for its private debt business, which included a publicly traded BDC and several private fund structures.

George P. Hawley (Born 1968)	Secretary since 2023	Secretary of the Corporation, CCAP and CCS IX BDC, General Counsel of Crescent.

Erik Barrios (Born 1978)	Chief Compliance Officer since 2023
Chief Compliance Officer of the Corporation, CCAP and CCS IX BDC, Senior Vice President, Legal Counsel and Deputy Chief Compliance Officer of Crescent. Prior to joining Crescent in 2022, Mr. Barrios was Vice President, Legal & Compliance at The Carlyle Group (private equity, alternative asset management and financial services company).

Eric Hall is the Chief Executive Officer of the Corporation and co-chair of the Advisor’s investment committee. Mr. Hall serves as a Managing Director of Crescent within private credit. Prior to joining Crescent in 2007, he worked as a Financial Analyst in Lehman Brothers’ Investment Banking Division. Mr. Hall received a B.A. in Business Economics from the University of California, Los Angeles.
Raymond Barrios is the President of the Corporation and co-chair of the Advisor’s investment committee. Mr. Barrios serves as a Managing Director of CCAP and Crescent, focusing on private credit. Mr. Barrios is also Co-Chief Executive Officer of CCS IX BDC. In addition, Mr. Barrios is a senior investment professional for Crescent Cap Advisors, LLC. Prior to joining Crescent in 2008, Mr. Barrios worked in the Leveraged Finance Group of Jefferies & Company, Inc. Mr. Barrios received an M.B.A. from Harvard University and his B.A. from the University of California, Los Angeles.
Kirill Bouek is the Chief Financial Officer of the Corporation. Mr. Bouek serves as the Controller of CCAP. Prior to joining CCAP, Mr. Bouek worked at THL Credit, where he was the Controller for its private debt business, which included a publicly traded BDC and several private fund structures. Prior to joining THL Credit, Mr. Bouek worked at American Securities and PricewaterhouseCoopers LLP, where he began his career in 2008. Mr. Bouek holds a B.S. in Finance and Real Estate and an M.S. in Accounting from the University of Denver. Mr. Bouek is a CPA (inactive) and a CFA.
Erik Barrios is the Chief Compliance Officer of the Corporation. Mr. Barrios serves as the Chief Compliance Officer of CCAP and CCS IX BDC and as a Senior Vice President, Legal Counsel and Deputy Chief Compliance Officer of Crescent. Previously, Mr. Barrios was the Vice President, Legal & Compliance at The Carlyle Group, where he served as the Chief Compliance Officer and Secretary for the BDCs within the firm’s Global Credit platform and as the Chief Compliance Officer of Carlyle Tactical Private Credit Fund. Prior to joining The Carlyle Group, Mr. Barrios held roles at Avenue Capital Group, Cohen & Steers and J. & W. Seligman & Co., focusing on legal and regulatory matters for registered investment companies. Mr. Barrios received a J.D. from Boston College Law School and a B.S. from Georgetown University.
George P. Hawley is the Secretary of the Corporation. In addition, Mr. Hawley serves as the Secretary of CCAP and CCS IX BDC and as the General Counsel of Crescent. Previously, Mr. Hawley served as the General Counsel and Secretary of Crescent Acquisition Corporation. Prior to joining Crescent in 2012, Mr. Hawley was a Senior Vice President and Associate General Counsel at TCW where he supported Crescent on its funds and accounts. From 2000 to 2008, Mr. Hawley was an associate at Paul Hastings LLP specializing in asset management, securities, finance and restructuring, and general corporate law. Prior to joining Paul Hastings LLP, Mr. Hawley began his legal career at Baker, Keener & Nahra LLP where he practiced litigation. Mr. Hawley received a J.D. from Loyola Law School and a B.A. from the University of Notre Dame.

CORPORATE GOVERNANCE
Role of the Board of Directors, Leadership Structure and Risk Oversight
The Role of the Board of Directors
The Corporation’s business and affairs are managed under the direction of the Board. The Board elects the Corporation’s officers, who serve at the discretion of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities.
Board Structure and Leadership
The Board monitors and performs an oversight role with respect to the business and affairs of the Corporation, including with respect to investment practices and performance, compliance with regulatory requirements and the services, conflicts of interest, expenses and performance of service providers to the Corporation. Among other things, the Board approves the appointment of the Advisor, Administrator and officers, reviews and monitors the services and activities performed by the Advisor, Administrator and officers and approves the engagement, and reviews the performance of, the Corporation’s independent registered public accounting firm.
Under our Bylaws, the Board may designate one of the Directors as a chairperson to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. The Board has appointed Jason A. Breaux to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with our Advisor, counsel and other Directors generally between meetings. The chairperson serves as a key point person for dealings between management and the Directors. The chairperson also may perform such other functions as may be delegated by the Board from time-to-time. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full board in a manner that enhances effective oversight.
The Board believes that its leadership structure is the optimal structure at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight.
Board Oversight of Risk Management
The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its two standing committees, which report to the entire Board and are comprised solely of independent directors, (2) by working with the Corporation’s Chief Compliance Officer to monitor risk in accordance with the Corporation’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Corporation’s Advisor regarding risk management, including reports on cybersecurity.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Corporation’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Corporation’s systems of internal controls over financial reporting, audits of the Corporation’s financial statements and disclosure controls and procedures, assisting the Board in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of Directors, identifying, evaluating and nominating Directors to fill vacancies on the Board or to stand for election by the Corporation’s stockholders, reviewing the Corporation’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.
The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Corporation’s Chief Compliance Officer to monitor risk in accordance with the Corporation’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Corporation and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Corporation and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Corporation’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Corporation believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Corporation must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Corporation’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Corporation generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Corporation is subject to restrictions on its ability to engage in transactions with Crescent and its affiliates. In addition, the Corporation intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. As a RIC the Corporation must, among other things, meet certain source of income and asset diversification requirements.
The Corporation believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Corporation’s independent directors, through the two fully independent Board committees, executive sessions with each of the Corporation’s Chief Compliance Officer, the Corporation’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. The Board does not have a lead independent director. All of the independent directors serve as members of each committee of the Board, which the independent directors believe allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the independent directors recognize that having a lead independent director may in some circumstances help coordinate communications with management, and otherwise assist a board in the exercise of its oversight duties, the independent directors believe that, because of the relatively small size of the Board, the ratio of independent directors to interested directors, and the good working relationship among the Directors, it is not necessary to designate a lead independent director at this time.
The Corporation believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Corporation’s needs.
Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Directors or any group or committee of Directors, correspondence should be addressed to the Board or any such individual Directors or group or committee of Directors by either name or title. All such correspondence should be sent c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, Attention: Secretary.
Committees of the Board
The Board conducts much of its work through certain standing committees, each of whose meetings are chaired by an independent director. The Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. For the year ended December 31, 2025, the Board held four Board meetings, four Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. All Directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Corporation requires each Director to make a diligent effort to attend all Board and committee meetings. The Corporation does not have a formal policy regarding Director attendance at an annual meeting of stockholders. We do not have a compensation committee because our executive officers do not receive any direct compensation from the Corporation.

Audit Committee
The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K under the Exchange Act), including each annual renewal of the Corporation’s Investment Advisory and Management Agreement (as defined below) and Administration Agreement (as defined below). The Audit Committee is presently composed of three persons, including Susan Yun Lee, Kathleen S. Briscoe and Martha Solis-Turner, all of whom are considered independent for purposes of the 1940 Act. Susan Yun Lee serves as the chair of the Audit Committee. The Board has determined that Susan Yun Lee qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meets the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Corporation or of our Advisor as defined in Section 2(a)(19) of the 1940 Act.
A copy of the charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Corporation’s website at www.crescentprivatecredit.com/investor-resources/corporate-governance.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, including making nominations for the appointment or election of Directors. The Nominating and Corporate Governance Committee consists of three persons, including Kathleen S. Briscoe, Susan Yun Lee and Martha Solis-Turner, all of whom are considered independent for purposes of the 1940 Act. Kathleen S. Briscoe serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a stockholder, if such stockholder complies with the Bylaws, the Nominating and Corporate Governance Committee’s charter and any applicable law, rule or regulation regarding director nominations. The general timeframe for submission of nominees is provided in the Corporation’s Bylaws and detailed under “Additional Information” in this Proxy Statement. Our Bylaws provide that a stockholder who wishes to nominate an individual for election as a Director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such individual as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws. In order to be eligible to be a nominee for election as a Director by a stockholder, such potential nominee must execute a written questionnaire providing the requested information about the background and qualifications of such individual and a written representation and agreement that such person (i) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation, (ii) is and will be in compliance with all of our publicly disclosed guidelines, (iii) will serve as a director of the Corporation if elected and will notify the Corporation simultaneously with the stockholder the nominee’s actual or potential unwillingness or inability to so serve, and (iv) does not need any permission or consent from any third party, including any employer or any other board or governing body on which such nominee serves, to serve as director of the Corporation, if elected, that has not been obtained.
In considering possible candidates for election as a Director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, whether the individual (1) is of high character and integrity; (2) is accomplished in his or her respective fields, with superior credentials and recognition; (3) has relevant expertise and experience upon which to be able to offer advice and guidance to management; (4) has sufficient time available to devote to the Corporation’s affairs; (5) is able to work with the other members of the Board and contribute to the Corporation’s success; (6) can represent the long-term interests of the Corporation’s stockholders as a whole; and (7) is selected such that the Board represents a range of backgrounds and experience.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying nominees. In determining whether to recommend a nominee, the Nominating and Corporate Governance Committee considers and discusses diversity of skills, experience and perspective, among other factors, with a view toward the needs of the Board as a whole.

A copy of the charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Corporation’s website at www.crescentprivatecredit.com/investor-resources/corporate-governance.
Compensation of Executive Officers and Directors
Executive Officers
The executive officers of the Corporation and the interested directors receive no direct compensation from the Corporation. As described in greater detail below, the Corporation has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by certain of the Corporation’s officers (including any chief compliance officer, chief financial officer, chief accounting officer, general counsel and secretary), and any of their respective staff who provide services to the Corporation.
Independent Directors
During the period of January 1, 2025 to December 31, 2025, each of the Corporation’s independent directors received (i) an annual cash retainer fee of $50,000 if NAV is less than $1 billion, $75,000 if NAV is within the range of $1 billion to $2 billion, and $100,000 if NAV is in excess of $2 billion (in each case with NAV to be determined at the end of the immediate prior fiscal quarter end), and (ii) $2,500 per board meeting plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $500 for each special Board meeting. The Corporation’s independent directors also received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. The Chairperson of the Audit Committee received an additional annual fee of $7,500.
The following table summarizes the compensation earned by or paid by the Corporation and the Fund Complex to the Directors for services rendered for the year ended December 31, 2025:

Name of Director	Aggregate Compensation from the Corporation	Aggregate Compensation from the Fund Complex(1)
Independent Directors
Kathleen S. Briscoe	$61,500	$220,175
Martha Solis – Turner	$65,000	$111,800
Susan Yun Lee	$72,620	$238,130

Interested Directors
Jason A. Breaux	None	None
Christopher G. Wright	None	None

(1)	As of the date of this prospectus, the Fund Complex consists of the Fund, CCAP, CCS IX BDC and CCS IX BDC.
Code of Conduct and Code of Ethics
The Corporation expects each of its officers and Directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Corporation’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Corporation has adopted a Code of Conduct pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Code of Conduct”), which applies to the Corporation’s principal executive officer, principal financial officer or persons performing similar functions as well as the Corporation’s Directors, officers and employees. Any waiver to the SOX Code of Conduct will generally only be permitted to be obtained from the Corporation’s chief compliance officer, the chairperson of the Board or the chairperson of the Audit Committee and will be publicly disclosed as required by applicable law and regulations. There have been no material changes to the SOX Code of Conduct or material waivers of the SOX Code of Conduct. The SOX Code of Conduct is available on the Corporation’s website at www.crescentprivatecredit.com/investor-resources/corporate-governance. The Corporation intends to disclose any amendments to or waivers of required provisions of the SOX Code of Conduct on the Corporation’s website.
As required by the 1940 Act, the Corporation and the Advisor have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to the Directors, managers, partners, officers and the employees of the Corporation or the Advisor with respect to their personal investments and investment transactions. The Rule 17j-1 Code of Ethics generally does not permit investments by the Corporation’s Directors, officers or any other covered person in securities that may be purchased or held by the Corporation.
Requests to receive a copy of the Rule 17j-1 Code of Ethics may be made in writing addressed to Crescent Private Credit Income Corp., 299 Park Avenue, 33rd Floor, New York, NY 10171, Attention: CPCI Investor Relations, or by emailing daniel.mcmahon@crescentcap.com.
Insider Trading Policy
The Board has adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of the Corporation’s Common Shares by Directors, officers and employees of the Corporation, among others, that is designed to promote compliance with insider trading laws, rules and regulations. In addition, with regard to the Corporation trading in its own securities, it is the Corporation’s policy to comply with all applicable insider trading laws, rules, and regulations. The Corporation’s Insider Trading Policy is filed as an exhibit to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Insider Trading Policy generally prohibits Directors, officers or any other covered person from: (i) buying or selling puts or calls or other derivative securities (other than derivative securities issued by the Corporation, such as convertible notes) based on the Corporation’s securities; (ii) engaging in the short sale of the Corporation’s securities; (iii) holding the Corporation’s securities in a margin account or pledging the Corporation’s securities as collateral for a loan; or (iv) entering into hedging or monetization transactions or similar arrangements with respect to the Corporation’s securities.
Involvement in Certain Legal Proceedings
We are party to certain lawsuits in the normal course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.
Certain Relationships and Related Party Transactions
Transactions with Related Persons
The Advisor
The Advisor provides investment advisory services to us and our portfolio companies pursuant to the Investment Advisory and Management Agreement. Under the terms of the Investment Advisory and Management Agreement, our investment adviser is responsible for (i) managing the investment and reinvestment of our assets in accordance with (A) the Corporation’s investment objective, policies and restrictions, (B) the 1940 Act, the Investment Advisers Act of 1940, as amended, and all other applicable federal and state law and (C) our charter and Bylaws, as such may be amended from time-to-time, (ii) determining the composition of our investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes, (iii) identifying, evaluating and negotiating the structure of our investments (including performing diligence on prospective portfolio companies), (iv) executing, closing, servicing and monitoring our investments, (v) determining the securities and other assets we will purchase, retain and sell, (vi) providing us with such other investment advisory, research and related services as we may, from time-to-time reasonably require for the investment of our funds and disposition of such investments and (vii) submitting to officials or agencies administering the securities laws of a state such reports and statements required to be distributed pursuant to the Investment Advisory and Management Agreement, prospectus and applicable federal and state law.
Investment Advisory and Management Agreement
On May 3, 2023, the Corporation entered into an investment advisory and management agreement with the Advisor (as amended, the “Investment Advisory and Management Agreement”). On February 11, 2026, the Board approved the renewal of the Investment Advisory and Management Agreement for a full one-year period ending May 3, 2027 by a vote of the Board including our independent directors.
Under the terms of the Investment Advisory and Management Agreement, the Advisor provides investment advisory services to the Corporation and its portfolio investments. The Advisor’s services under the Investment

Advisory and Management Agreement are not exclusive, and the Advisor is free to furnish similar or other services to others so long as its services to the Corporation are not impaired. Under the terms of the Investment Advisory and Management Agreement, the Advisor is entitled to receive a base management fee and may also receive incentive fees, as discussed below. The Advisor waived its base management fee from inception through April 30, 2024 and began charging its base management fee on the value of the Corporation’s net assets as of May 1, 2024 on the terms set forth in the Investment Advisory and Management Agreement. The Advisor voluntarily agreed to waive incentive fees from the Corporation’s inception through December 31, 2025. In addition, the Adviser has also voluntarily waived its right to receive management and incentive fees related to the Company’s investment in WhiteHawk Evergreen Fund, LP for any period in which this investment remains in the investment portfolio.
Expense Support and Conditional Reimbursement Agreement
The Corporation has entered into an expense support agreement with its Advisor. The Advisor may elect to pay expense payments on the Corporation’s behalf, provided that no portion of an expense payment will be used to pay any interest expense or stockholder servicing and/or distribution fees of the Corporation. Any expense payment that the Advisor has committed to pay must be paid by its Advisor to the Corporation or on behalf of the Corporation in any combination of cash or other immediately available funds no later than forty-five days after such election was made in writing by the Advisor, and/or offset against amounts due from the Corporation to the Advisor or its affiliates. As of December 31, 2025, there was $10 million of expenses supported by the Advisor that were eligible for reimbursement pursuant to the expense support and conditional reimbursement agreement.
Base Management Fee
The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Corporation’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of calculating the management fee under the Investment Advisory and Management Agreement, net assets means the Corporation’s total net assets, determined on a consolidated basis in accordance with U.S. generally accepted accounting principles (“GAAP”), and appropriately adjusted for any share issuances or repurchases during the current calendar month.
For the year ended December 31, 2025, the Corporation incurred management fees of approximately $3.8 million of which $0.1 million was voluntarily waived by the Advisor. As of December 31, 2025, management fees of $1.3 million were unpaid.
Incentive Fees
Under the Investment Advisory and Management Agreement, the incentive fee consists of two parts:
The first part, the income incentive fee, is calculated and payable quarterly in arrears and is paid with respect to the Corporation’s pre-incentive fee net investment income in each calendar quarter as follows: (a) no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which the Corporation’s pre-incentive fee net investment income does not exceed a hurdle rate of 1.25% per quarter (5.0% annualized) (the “Hurdle”), (b) 100% of the dollar amount of the Corporation’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle rate but is less than a rate of return of 1.4286% (5.714% annualized), and (c) 12.5% of the dollar amount of the Corporation’s pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.4286% (5.714% annualized).
The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year at a rate of 12.5% of the Corporation’s realized capital gains, if any, on a cumulative basis from the Corporation’s commencement of operations through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In the event that the Investment Advisory and Management Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.
For the year ended December 31, 2025, the Corporation incurred income incentive fees of $2.9 million, all of which were voluntarily waived by the Advisor. As of December 31, 2025, no income incentive fees were unpaid.
GAAP Incentive Fee on Cumulative Unrealized Capital Appreciation
The Corporation accrues, but does not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Corporation is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, the Corporation considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Advisory and Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Corporation records a capital gains incentive fee equal to 12.5% of such amount, minus the aggregate amount of actual incentive fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.
There was no capital gains incentive fee actually payable to the Advisor as calculated under the Investment Advisory and Management Agreement for the fiscal year ended December 31, 2025.
Indemnification
Under the Investment Advisory and Management Agreement, the Advisor has not assumed any responsibility to the Corporation other than to render the services called for under that agreement. It will not be responsible for any action of the Board in following or declining to follow the Advisor’s advice or recommendations. Under the Investment Advisory and Management Agreement, the Advisor, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including, without limitation, its general partner and the Administrator, will not be liable to the Corporation, any subsidiary of the Corporation, the Directors, stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that the Advisor owes to the Corporation under the Investment Advisory and Management Agreement. In addition, as part of the Investment Advisory and Management Agreement, the Corporation has agreed to indemnify the Advisor and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including, without limitation, its general partner and the Administrator, from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with the Corporation’s business and operations or any action taken or omitted on the Corporation’s behalf pursuant to authority granted by the Investment Advisory and Management Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory and Management Agreement. These protections may lead the Advisor to act in a riskier manner when acting on the Corporation’s behalf than it would when acting for its own account.
U.S. federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory and Management Agreement will constitute a waiver or limitation of any rights that the Corporation may have under any applicable law.
Administration Agreement
On May 3, 2023, the Corporation entered into the administration agreement (as amended, the “Administration Agreement”) with the Administrator. Pursuant to the Administration Agreement, the Administrator furnishes the Corporation with administrative services. These services include providing the Corporation with office facilities, equipment, clerical, bookkeeping and record keeping services, maintaining financial and other records, preparing reports to stockholders and reports and other materials filed with the SEC or any other regulatory authority, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which the Corporation is required to provide such assistance. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent our Administrator outsources any of its functions, the Corporation pays the fees associated with such functions on a direct basis, without profit to our Administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.
No person who is an officer, director or employee of the Administrator or its affiliates and who serves as a director of the Corporation receives any compensation for his or her services as a director. However, the Corporation reimburses the Administrator (or its affiliates) for an allocable portion of the costs, expenses, compensation and benefits paid by the Administrator or its affiliates to the Corporation’s chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and operations staff who provide services to the Corporation; provided that such reimbursement does not conflict with Section 7.8 of the Corporation’s charter. The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to the Administrator. Directors who are not affiliated with the Administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings.
On February 11, 2026, the Board approved the renewal of the Administration Agreement for a full one-year period ending May 3, 2027, including by a unanimous vote of our independent directors. Unless earlier terminated as described below, the Administration Agreement will remain in effect until May 3, 2027 and will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board, and (ii) the vote of a majority of our independent directors. The Administration Agreement will automatically terminate in the event of assignment. The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.
The Corporation incurred administrative services expenses of $1.3 million for the fiscal year ended December 31, 2025, of which $0.2 million was payable at December 31, 2025.
License Agreement
The Corporation has also entered into a license agreement with Crescent under which Crescent has agreed to grant the Corporation a non-exclusive, royalty-free license to use the name “Crescent Capital.”
Other Fees and Expenses
From time-to-time, the Advisor, the Administrator, or their respective affiliates, may pay third-party providers of goods or services. The Corporation will reimburse the Advisor, the Administrator or such affiliates thereof for any such amounts paid on the Corporation’s behalf. Each of the Administrator and the Advisor will waive its right to be reimbursed in the event that such reimbursements would cause any distributions to the Corporation’s stockholders to constitute a return of capital. All of these expenses will ultimately be borne by the Corporation’s stockholders.
Certain Relationships and Potential Conflicts of Interest
The Corporation has entered into agreements with the Advisor, in which the Corporation’s senior management and members of the Advisor’s investment committee have indirect ownership and other financial interests. Members of the Corporation’s senior management and members of the Advisor’s investment committee also serve as principals of other investment managers affiliated with Crescent, which controls the Advisor, that do and may in the future manage other investment funds, accounts and investment vehicles which invest in assets eligible for purchase by the Corporation. The Corporation’s investment policies, fee arrangements and other circumstances may vary from those of accounts managed by Crescent.
Allocations of Investment Opportunities
Generally, when a particular investment would be appropriate for the Corporation as well as one or more investment funds, accounts and investment vehicles managed by Crescent, such investment will be apportioned by Crescent in accordance with (i) its internal conflict of interest and allocation policies, (ii) the requirements of the Advisers Act, and (iii) the 1940 Act, and the rules and regulations promulgated thereunder, and guidance and interpretations thereof, regarding co-investments with affiliates. Such apportionment may not be strictly pro rata depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of the Corporation’s governing documents and the respective governing documents of such investment funds, accounts and investment vehicles. These procedures could in certain circumstances adversely affect the Corporation’s access to a co-investment opportunity, the timing of acquisitions and dispositions of investments, the price paid or received by the Corporation for investments or the size of the investment purchased or sold by the Corporation.
The Corporation may invest alongside Crescent’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with the Corporation’s investment strategy, as well as applicable law and SEC staff interpretations. The Corporation and Crescent have been granted exemptive relief by the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for the Corporation to co-invest with investment funds, accounts and investment vehicles managed by Crescent in a manner consistent with the Corporation’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Pursuant to the terms of the exemptive relief, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent directors need to reach certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to the Corporation and its stockholders and do not involve overreaching of the Corporation or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Corporation’s stockholders and is consistent with the Corporation’s investment strategies and policies.
In addition, in the absence of exemptive relief granted for each investment by the SEC, the Corporation may not be permitted to invest in securities of an issuer where entities advised by Crescent have invested in different securities of that issuer. When the Corporation invests alongside investment funds, accounts and investment vehicles advised by Crescent, the Corporation expects to make such investments consistent with Crescent’s allocation policy. The Corporation expects that these determinations will be made similarly for investment funds, accounts and investment vehicles advised by Crescent. In situations where co-investment with other entities advised by Crescent is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Crescent will decide whether the Corporation or such other entity or entities will make such investment. Crescent will make these determinations based on Crescent’s allocation policies and procedures, which generally require that such opportunities be offered to eligible investment funds, accounts and investment vehicles on a basis that is fair and equitable over time.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Corporation’s directors and executive officers, and any persons holding 10% or more of its Common Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Corporation. Specific due dates for those reports have been established and the Corporation is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, with the exception of one Form 3 that was filed late on behalf of the BlueArc Reporting Persons, the Corporation believes that each of its directors and executive officers and any persons holding 10% or more of its Common Shares complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2025
Required Vote
The election of each Director requires a plurality of the votes cast by stockholders at the Annual Meeting.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF SUSAN YUN LEE AND CHRISTOPHER G. WRIGHT EACH AS A CLASS II DIRECTOR OF THE CORPORATION.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Information about the Independent Registered Public Accounting Firm
The Audit Committee and the Board approved the engagement of E&Y as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026 at their respective meetings held on February 11, 2026. The Directors do not have knowledge of any direct or indirect financial interest of E&Y in the Corporation. Representative(s) of E&Y is/are expected to be available telephonically at the Annual Meeting and thus, will have an opportunity to make a statement, if they so desire, and be available to respond to appropriate questions asked by the stockholders.
The following table presents fees for professional services rendered by E&Y for the fiscal years ended December 31, 2025 and 2024. One hundred percent (100%) of all services provided by E&Y to the Corporation were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The audit services are approved by the Audit Committee (or by a subcommittee or one or more of its members, pursuant to delegated authority from the Audit Committee) pursuant to an audit engagement letter, and the Audit Committee (or a subcommittee or one or more of its members, pursuant to delegated authority from the Audit Committee) must pre-approve all non-audit services provided by E&Y to the Corporation and all non-audit services provided by E&Y to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Corporation that are related to the operations and financial reporting of the Corporation. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to E&Y by the Corporation during the fiscal year in which the non-audit services are provided.

	For the years ended December 31,
	2025	2024
Audit Fees	$325,000	$253,450
Audit-Related Fees	—	—
Aggregate Non-Audit Fees:	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Aggregate Non-Audit Fees	—	—
Total Fees	$325,000	$253,450

Audit Fees. Audit fees consist of fees incurred for professional services rendered for the audit of the Corporation’s year-end financial statements, reviews of the interim financial statements included in quarterly reports, comfort letters, consents, assistance with and review of documents filed with the SEC and services that are normally provided by E&Y in connection with statutory and regulatory filings.
Audit-Related Fees. Audit-related fees consist of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.
Tax Fees. Tax fees consist of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees. All other fees would include fees for products and services other than the services reported above.

Report of the Audit Committee
The following is the report of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Crescent Private Credit Income Corp., a Maryland corporation (the “Corporation”) with respect to the Corporation’s audited financial statements for the year ended December 31, 2025.
The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended. The Board has also determined that Susan Yun Lee is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission (the “SEC”).
The Audit Committee oversees the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Management is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”) with management and discussed the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee has considered and discussed the above-described December 31, 2025 audited financial statements with management and with Ernst & Young LLP (“E&Y”). The Audit Committee has also discussed with E&Y the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and letters from E&Y required by the applicable requirements of the PCAOB, regarding E&Y’s communications with the Audit Committee concerning independence, and has considered whether the provision of other non-audit services by E&Y to the Corporation are compatible with maintaining E&Y’s independence, and has discussed with E&Y its independence from the Corporation.
The Audit Committee discussed with E&Y the overall scope and plans for the audit. The Audit Committee met with E&Y to discuss the results of their audit, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting.
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the Proxy Statement and in the Audit Committee Charter, the Audit Committee recommended to the Board (and the Board has approved) that the Corporation’s audited financial statements be included in the Form 10-K and filed with the SEC.
Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. It is not the Audit Committee’s duty to plan or conduct the audits or to determine that the Corporation’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and E&Y. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the U.S. or that the Corporation’s independent registered public accounting firm is, in fact, “independent.”
Susan Yun Lee, Chairman of the Audit Committee
Kathleen S. Briscoe, Audit Committee Member
Martha Solis-Turner, Audit Committee Member

Required Vote
The ratification of the selection of the Corporation’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by stockholders at the Annual Meeting.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF E&Y AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
[1]
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their discretion.
ADDITIONAL INFORMATION
Stockholder Proposals
The Corporation expects that the 2027 annual meeting of stockholders will be held in May 2027, but the exact date, time and location of such annual meeting have yet to be determined. Proposals to be included in the Corporation’s Proxy Statement for the 2027 annual meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and be received no later than December 2, 2026.
In addition, the Bylaws contain an advance notice provision requiring that, if a stockholder’s proposal, including nomination of a Director, is to be brought before the next annual meeting of stockholders, such stockholder must provide timely notice thereof in writing addressed to George P. Hawley, Secretary, c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025. Notices of intention to present proposals, including nomination of a Director, at the 2027 annual meeting of stockholders must be delivered to the Corporation not earlier than November 2, 2026 and not later than 5:00 p.m. Pacific Time on December 2, 2026. The submission of a proposal does not guarantee its inclusion in the Corporation’s Proxy Statement or presentation at the 2027 annual meeting of stockholders unless certain securities law requirements are met. The Corporation reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Delivery Requirements
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) addressed to those stockholders or by sending separate Notices of Internet Availability for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Corporation and some brokers household proxy materials or Notices of Internet Availability, delivering a single Proxy Statement or Notice of Internet Availability to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Corporation that it will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want mailings from the Corporation consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Corporation at (310) 235-5900 or write the Corporation, c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025 and the Corporation will furnish separate mailings, in accordance with instructions.
COPIES OF THE CORPORATION’S ANNUAL REPORT DATED DECEMBER 31, 2025 TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO CRESCENT PRIVATE CREDIT INCOME CORP. AT 299 PARK AVENUE, 33RD FLOOR, NEW YORK, NY 10171, ATTENTION: CPCI INVESTOR RELATIONS, OR BY EMAILING DANIEL.MCMAHON@CRESCENTCAP.COM.
It is important that proxies be returned promptly. You are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the U.S.
Los Angeles, California
April 1, 2026

CRESCENT

SCAN TO
VIEW MATERIALS & VOTE

AUTHORIZE YOUR PROXY BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CPCI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2026. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86345-P50841

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRESCENT PRIVATE CREDIT INCOME CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BELOW PROPOSALS.

1. The election of two Class II Directors, who will each serve until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

Nominees:	For	Withhold
1a. Susan Yun Lee	☐	☐
1b. Christopher G. Wright	☐	☐

	For	Against	Abstain
2. To ratify the selection of Ernst & Young LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2026, as more particularly described in the accompanying Proxy Statement.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2026
The Notice of Annual Meeting and Proxy Statement for this meeting and the Corporation's 2025 Annual Report are available at: www.proxyvote.com.

V86346-P50841

CRESCENT PRIVATE CREDIT INCOME CORP.
Annual Meeting of Stockholders – May 15, 2026
Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of CRESCENT PRIVATE CREDIT INCOME CORP., a Maryland corporation (the "Corporation"), hereby appoints Kirill Bouek and Erik Barrios, and each of them separately, with full power of substitution, as proxies to attend the Annual Meeting of Stockholders to be held virtually, on Friday, May 15, 2026, at 10:15 a.m. Pacific Time and any and all adjournments and postponements thereof (the "Annual Meeting"), to cast on behalf of the undersigned on all votes which the undersigned would be entitled to cast at the Annual Meeting and otherwise represent the undersigned at the Annual meeting, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the accompanying Notice of Annual Meeting and Proxy Statement, the terms of which are incorporated by reference.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the matters subject hereto.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH PROPOSAL UNLESS OTHERWISE INDICATED. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND AND APPLICABLE FEDERAL SECURITIES LAWS.

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL.

Continued and to be signed on reverse side